SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008

CHAY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Colorado	333-146542	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5459 S. Iris St. Littleton, CO 80123
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 932-9998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Articles of Incorporation.  Effective July 31, 2008, the Company’s shareholders approved the adoption of Amendments to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 25,000,000 shares to 100,000,000 shares and to reverse split its issued and outstanding shares of common stock on the basis of one (1) share for each 3.5 shares issued and outstanding. This summary is qualified in its entirety by reference to the Amendment to Articles of Incorporation attached hereto as Exhibit 3.1.

 Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements:  Not Applicable

(b)

Pro Forma Financial Information:  Not Applicable

(c) Exhibits

Exhibit No.

Description

3.1

Amendment to the Articles of Incorporation of Chay Enterprises, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date:  August 6, 2008

/s/ Philip J. Davis

Philip J. Davis, Chief Executive Officer